Kraft Foods Group Barclays Back-to-School Conference September 4, 2013 Exhibit 99.1

Tony Vernon Chief Executive Officer

Kraft Foods Group, Inc.
Forward-Looking Statements
This presentation contains a number of forward-looking statements. The words “plan,” “build,”
“make,” “improve,” “invest,” “focus,” “will,” “execute,” “target” and similar expressions are intended to identify the forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding Kraft’s growth, progress, plans, supply chain, productivity, working capital, building blocks to deliver potential and long-term targets. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are beyond Kraft’s control. Important factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, but are not limited to, increased competition; continued consumer weakness and weakness in economic conditions; Kraft’s ability to differentiate its products from retailer and economy brands; Kraft’s ability to maintain its reputation and brand image; continued volatility and increases in commodity and other input costs; pricing actions; increased costs of sales; regulatory or legal changes, restrictions or actions;
unanticipated expenses and business disruptions; product recalls and product liability claims;
unexpected safety or manufacturing issues; Kraft’s indebtedness and its ability to pay its indebtedness;
Kraft’s inability to protect its intellectual property rights; tax law changes; Kraft’s ability to achieve the benefits it expects to achieve from the spin-off and to do so in a timely and cost-effective manner; and
its lack of operating history as an independent, publicly traded company. For additional information on these and other factors that could affect Kraft’s forward-looking statements, see Kraft’s risk factors, as they may be amended from time to time, set forth in its filings with the Securities and Exchange
Commission, including its Annual Report on Form 10-K for the year ended December 29, 2012. Kraft disclaims and does not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation.

JELL-O
Oscar Mayer
Lunchables
Kraft
Philadelphia
Planters
Capri Sun
Maxwell House
Velveeta

Tang
A.1. Steak Sauce
Grey Poupon
Stove Top
Athenos
Crystal Light
Baker's
Kool-Aid
Cheez Whiz
Tassimo
Country Time Lemonade
Cool Whip
Gevalia
Good Seasons
Knudsen
Polly-O
Jet-Puffed
Taco Bell Home Originals
Breakstone's
MiO
Miracle Whip
Shake 'n Bake
Bull's-Eye BBQ Sauce
Yuban
Claussen
Hoffman's
Nabob
Cracker Barrel

One year ago, we introduced the new Kraft Foods Group

5 Kraft Foods Group, Inc. We laid out our four-part plan Turbocharge Our Iconic Brands Execute with Excellence Make Our People Our Competitive Edge Redefine Efficiency

6 Kraft Foods Group, Inc. We stated our mission Make Kraft North American Food & Beverage Company THE Innovator THE Strongest Portfolio THE Lowest Cost Producer

7 Kraft Foods Group, Inc. In February, we outlined our innovation journey THE Innovator

8 Kraft Foods Group, Inc. Today, we’ll chart our path on costs THE Lowest Cost Producer

Bob Gorski Executive Vice President, Integrated Supply Chain 9

Kraft Foods Group, Inc.
We manage a $15 billion value chain
~$15B
Plant
Conversion
Other
Manufacturing
Indirect
Transportation
&
Warehousing
Commodities
Ingredients
&
Packaging
Scrap
& Waste
Total
Value
Chain
$Billions
Cost of Goods Sold ~$12.5B

Kraft Foods Group, Inc.
We’ve made great progress on productivity
*Net Productivity
Gross productivity less inflation, business investments and
changes in HQ overhead supporting COGS
Net Productivity* as a % of COGS

12 Kraft Foods Group, Inc. * * * * * * * * *

13 Kraft Foods Group, Inc. Building a simpler, more integrated supply chain Today Future State Suppliers > 7,000 < 1,000 Packaging Component Specifications ~ 6,800 < 500

Kraft Foods Group, Inc.
Building a simpler, more integrated supply chain
Today Future State
4 -rated Production Lines 14% > 90%
Planned Maintenance 35% > 80%
Production Breakdowns every 4 minutes > 240 minutes

Supplier
Source
Manufacturing Facility
Make
Transportation & Warehousing
Distribute
Customer
Consumer

Kraft

15 Kraft Foods Group, Inc. Building a simpler, more integrated supply chain Today Future State SKUs ~ 5,500 20% net reduction Direct Plant-to-Customer Shipments ~ 30% ~ 60%

Net
Gross
2010
2011
2012
2013E
Long Term
2.0
4.1
1.7
4.3
2.8
5.0
~3.0
~5.0
>2.5

Kraft

16 Kraft Foods Group, Inc. Room to improve gross-to-net conversion Productivity as a % of COGS Gross-to-Net Conversion 49% 40% 56% ~60% 70%-plus

Kraft Foods Group, Inc.
Sizable opportunity to take out working capital
Cash Conversion Cycle
(days)
(1)
Reflects 2012 four-quarter average of Receivables Days plus Days Inventory on Hand, less Accounts Payable Days
1

18 Kraft Foods Group, Inc. * * * * * * * ** *

Kraft Foods Group, Inc.
Invest in people to close capability gaps
LOW HIGH
Current State
INTEGRATED LEAN SIX SIGMA
MAINTENANCE
NETWORK
OPTIMIZATION
GROSS-TO-NET PRODUCTIVITY
CONVERSION
END-TO-END
VALUE-CHAIN MAPPING
CASH CONVERSION CYCLE
QUALITY
SERVICE / SUPPLY CHAIN RELIABILITY
SAFETY
SIMPLIFICATION
ENGINEERING
BUSINESS PROCESSES / SYSTEMS
METRICS
DATA
COMMODITY MANAGEMENT /
PRICING NET OF COSTS

Kraft Foods Group, Inc.
Invest in people to close capability gaps
LOW HIGH
Current State
INTEGRATED LEAN SIX SIGMA
MAINTENANCE
NETWORK
OPTIMIZATION
GROSS-TO-NET PRODUCTIVITY
CONVERSION
END-TO-END
VALUE-CHAIN MAPPING
CASH CONVERSION CYCLE
QUALITY
SERVICE / SUPPLY CHAIN RELIABILITY
SIMPLIFICATION
ENGINEERING
BUSINESS PROCESSES / SYSTEMS
METRICS
DATA
COMMODITY MANAGEMENT /
PRICING NET OF COSTS
SAFETY

Kraft Foods Group, Inc.
Invest in people to close capability gaps
LOW HIGH
Current State
INTEGRATED LEAN SIX SIGMA
MAINTENANCE
NETWORK
OPTIMIZATION
GROSS-TO-NET PRODUCTIVITY
CONVERSION
END-TO-END
VALUE-CHAIN MAPPING
CASH CONVERSION CYCLE
QUALITY
SERVICE / SUPPLY CHAIN RELIABILITY
SIMPLIFICATION
ENGINEERING
BUSINESS PROCESSES / SYSTEMS
METRICS
DATA
COMMODITY MANAGEMENT /
PRICING NET OF COSTS
SAFETY

Kraft Foods Group, Inc.
Invest in people to close capability gaps
LOW HIGH
Current State
INTEGRATED LEAN SIX SIGMA
MAINTENANCE
NETWORK
OPTIMIZATION
GROSS-TO-NET PRODUCTIVITY
CONVERSION
END-TO-END
VALUE-CHAIN MAPPING
CASH CONVERSION CYCLE
QUALITY
SERVICE / SUPPLY CHAIN RELIABILITY
SAFETY
SIMPLIFICATION
ENGINEERING
BUSINESS PROCESSES / SYSTEMS
METRICS
DATA
COMMODITY MANAGEMENT /
PRICING NET OF COSTS

Kraft Foods Group, Inc.
Seven building blocks will deliver our potential
Integrated L6S
World Class Maintenance
Network Optimization
Collaborative Supplier
Integration
World Class Innovation
Integrated Business
Planning
Business Process Excellence & Simplification

Integrated LGS
World Class Maintenance
Collaborative Supplier Integration
Network Optimization
World Class Innovation
Integrated Business Planning
Business Process Excellence & Simplification

Kraft Foods Group, Inc.
Focus
•
Extend Black Belt capabilities to customer service & logistics
•
Build “end-to-end” capabilities and eliminate “intersection losses”
through value stream mapping and loss analysis
•
100% employee engagement via unique ownership of equipment,
work areas, systems
Benefit
•
Reduce costs, cash usage by driving defects to zero, unlocking trapped costs
•
Enable revenue growth
Integrated L6S

Integrated L6S	World Class Maintenance
Collaborative Supplier Integration	Network Optimization
World Class Innovation	Integrated Business Planning
Business Process Excellence & Simplification

Kraft Foods Group, Inc.
Focus
•
Real-time equipment performance
•
Master preventative maintenance
•
Transform parts buying into Just-in-Time methodology and
drastically reduce suppliers
Benefit
•
Reduce costs and spare parts inventory
•
Enable growth via more predictable throughput
World Class Maintenance

Integrated L6S
World Class Maintenance
Collaborative Supplier Integration
Network Optimization
World Class Innovation
Integrated Business Planning
Business Process Excellence & Simplification

Kraft Foods Group, Inc.
Focus
•
Simplify, streamline, standardize engineering processes
•
Strategically allocate technical resources in best-for-Kraft manner
•
Selectively develop, implement high tech/state-of-the-art
equipment platforms with step-change performance
Benefit
•
Lower delivered cost with greater speed to market
•
Enable network optimization
•
Improve free cash flow predictability, maintain capex at
2.5% of net revenue
World Class Innovation

Integrated L6S	World Class Maintenance
Collaborative Supplier Integration	Network Optimization
World Class Innovation	Integrated Business Planning
Business Process Excellence & Simplification	

Value Proposition

Kraft Foods Group, Inc.
Focus
•
Consolidate supplier base, form strategic partnerships
•
Reduce total cost of ownership
•
Tap supplier innovation      product and process
Benefit
Productivity
Cash-Flow
Innovation
Growth
Relationship
Collaborative Supplier
Integration

Integrated L6S
World Class Maintenance
Collaborative Supplier Integration
Network Optimization
World Class Innovation
Integrated Business Planning
Business Process Excellence & Simplification

Kraft Foods Group, Inc.
Focus
•
Establish metrics to track network-wide lowest landed cost
•
Move to pull system with demand-driven front end
•
Optimize End-to-End network design
Benefit
•
Improve customer service levels
•
Reduce costs and total cost of ownership
•
Improve working capital, free cash flow through increased
velocities
Network Optimization

Integrated L6S | World Class Maintenance
Collaborative Supplier Integration | Network Optimization
World Class Innovation | Integrated Business Planning
Business Process Excellence & Simplification

Kraft

Kraft Foods Group, Inc.
Focus
•
Establish integrated product, demand, supply review
processes across business units
•
Optimize sku’s within each product line
Benefit
•
Achieve world-class customer service levels and lower
inventory through increased forecast accuracy, on-time
delivery, improved case fill rates
•
Enable Business Process Excellence & Simplification
Integrated Business
Planning

Integrated L6S
World Class Maintenance
Collaborative Supplier Integration
Network Optimization
World Class Innovation
Integrated Business Planning
Business Process Excellence & Simplification

Kraft Foods Group, Inc.
Business Process Excellence
& Simplification
Focus
•
Define standard plant metrics and supply chain KPI’s
•
Optimize, integrate operational reporting
Benefit
•
Lower manufacturing, customer service and logistics costs
•
Drive long-term cash flow delivery
Order Management
Order Management
Manufacturing
Procurement
Procurement
Demand & Supply
Demand & Supply
Planning
Planning
SINGLE SAP PLATFORM
Financials
Financials

Tim McLevish Chief Financial Officer

Kraft Foods Group, Inc.
Situation and discovery
Integrated
Business
Planning
Business Process
Excellence
SAP Refresh
Integrated Lean
Six Sigma
•
Fragmented systems designed for a
complex business model
•
Ownership and accountabilities of
processes not defined
•
Processes lacked uniformity;
complex; siloed; fragmented;
not end-to-end
•
Key to any sustainable benefit
realization would require process
simplification, standardization,
streamlining

33 Kraft Foods Group, Inc. SAP utilization low, customization high Customized Where We Are Where We Will Be NOT in Use Standard

We put dollars in Shareholders’ pockets… not
growth rates, not margins
Inconsistent commitment
Revenue growth and OI margin
focus
No capital charges
Functional silos, metrics
and incentives
Data and reports
Key cultural priority
Balanced emphasis on both P&L
and Balance Sheet
ROIC focus from strategic to
operating decisions
End-to-end metrics
Decision tools that create bias
for action
From
To
To

Kraft Foods Group, Inc.

Kraft Foods Group, Inc.
A sustainable long-term growth algorithm
Metric Long-Term Target
(1)
Market defined as the North American Food & Beverage market
Organic Net Revenue
Operating Income
Dividends
Profitable growth at or above market growth
1
Consistent mid-single-digit growth
Consistent mid-single-digit growth
EPS
Consistent mid-to-high, single-digit growth
Free Cash Flow Consistent mid-single-digit growth
ROIC
Consistent year-to-year improvement

Tony Vernon Chief Executive Officer

Our transformation is a marathon, not a sprint
Way we
Way we
think
think
Way we
Way we
behave
behave
Way work
Way work
gets done
gets done
Way we use
Way we use
our enablers
our enablers
Way we run
our business

Kraft Foods Group, Inc.

Kraft Foods Group, Inc.
Our Mission
Make Kraft          North American
Food & Beverage Company
Best Investment in the Industry
Profitable
Top-Line
Growth
Consistent
Bottom-Line
Growth
Superior
Dividend
Payout